UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2002

WELLS FARGO FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Iowa

2-80466

42-1186565

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Eighth Street, Des Moines, Iowa

50309

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (515) 243-2131

Item 5.           Other Events.

                                                Attached hereto as Exhibit 99 is a copy of a Press Release issued on October 15, 2002 pertaining to the consolidated financial results of Wells Fargo Financial, Inc. and its subsidiaries for the nine months ended September 30, 2002.

Item 7.           Exhibits.

(c)            Exhibits

99                                  Press Release issued on October 15, 2002 pertaining to the consolidated financial results of Wells Fargo Financial, Inc. and its subsidiaries for the nine months ended September 30, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLS FARGO FINANCIAL, INC.

Date: October 15, 2002	By:	/s/ Eric T. Torkelson
Eric T. Torkelson
Senior Vice President and Controller